                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Date: March 26, 1997

                                     By: /s/ JOHN K. ZIEGLER, SR.
                                         --------------------------------------
                                         John K. Ziegler, Sr.
                                         Chairman, Chief Executive Officer, and
                                               Director
                                         (Principal Executive Officer)

                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Date: March 22, 1997

                      By:       /s/ MAXWELL L. TRIPP
                                ------------------------------------------
                                Maxwell L. Tripp
                                President, Chief Operating Officer and Director

                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Date: March 19, 1997

                          By:       /s/ JOHN K. ZIEGLER, JR.
                                    ----------------------------------------
                                    John K. Ziegler, Jr.
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Date: March 20, 1997

                                          By:       /s/ JACK KLASKY
                                                    -------------------------
                                                    Jack Klasky
                                                    Vice President and Director

                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Date: March 20, 1997

                                          By:       /s/ ALAN B. LEE
                                                    --------------------------
                                                    Alan B. Lee
                                                    Vice President and Director

                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Date: March 21, 1997

                                          By:       /s/ RICHARD J. MACKEY
                                                    --------------------------
                                                    Richard J. Mackey
                                                    Director

                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Date: March 21, 1997

                                                  By:       /s/ MARC GLAZER
                                                            -------------------
                                                            Marc Glazer
                                                            Director

                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Date: March 19, 1997

                                          By:       /s/ SIDNEY B. BECKER
                                                    --------------------------
                                                    Sidney B. Becker
                                                    Director

                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Date: March 19, 1997

                                         By:       /s/ CHRISTOPHER W. ROSER
                                                   ---------------------------
                                                   Christopher W. Roser
                                                   Director

                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned person hereby constitutes and appoints John K. Ziegler, Sr., John K. Ziegler, Jr. and Mary-Anne Kieran, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) and any other documents and instruments incidental thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Date: March 25, 1997

                                          By: /s/ FRANK E. WALSH, III
                                              --------------------------------
                                              Frank E. Walsh, III
                                              Director